EXHIBIT 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the signatory hereof ("Signatory") constitutes and appoints Graeme Harold Rankine Musker, Glenn M. Engelmann and Ann V. Booth-Barbarin (with full power to each to act alone) as Signatory's true and lawful attorney-in-fact and agent for Signatory and in Signatory's name, place and stead, in any and all capacities, the following powers:

     (1) To file one or more Registration Statements under the Securities Act of 1933 with the United States Securities and Exchange Commission ("SEC") on form S-8, or any successor form, for the following plans:

               AstraZeneca Savings & Security Plan
               AstraZeneca Savings & Security Plan for Puerto Rico
               Employees

     (2) To sign such Registration Statements and any or all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the SEC granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Percy Barnevik                      December 12, 2002
----------------------------------      ---------------------------------------
Signature of Percy Barnevik             Date

                                                                     EXHIBIT 24



                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the signatory hereof ("Signatory") constitutes and appoints Graeme Harold Rankine Musker, Glenn M. Engelmann and Ann V. Booth-Barbarin (with full power to each to act alone) as Signatory's true and lawful attorney-in-fact and agent for Signatory and in Signatory's name, place and stead, in any and all capacities, the following powers:

     (1) To file one or more Registration Statements under the Securities Act of 1933 with the United States Securities and Exchange Commission ("SEC") on form S-8, or any successor form, for the following plans:

               AstraZeneca Savings & Security Plan
               AstraZeneca Savings & Security Plan for Puerto Rico
               Employees

     (2) To sign such Registration Statements and any or all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the SEC granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Hakan Mogren                           December 12, 2002
-------------------------------------      ------------------------------------
Signature of Hakan Mogren                  Date

                                                                     EXHIBIT 24



                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the signatory hereof ("Signatory") constitutes and appoints Graeme Harold Rankine Musker, Glenn M. Engelmann and Ann V. Booth-Barbarin (with full power to each to act alone) as Signatory's true and lawful attorney-in-fact and agent for Signatory and in Signatory's name, place and stead, in any and all capacities, the following powers:

     (1) To file one or more Registration Statements under the Securities Act of 1933 with the United States Securities and Exchange Commission ("SEC") on form S-8, or any successor form, for the following plans:

               AstraZeneca Savings & Security Plan
               AstraZeneca Savings & Security Plan for Puerto Rico
               Employees

     (2) To sign such Registration Statements and any or all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the SEC granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ake Stavling                              December 9, 2002
----------------------------------------      ---------------------------------
Signature of Ake Stavling                     Date

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the signatory hereof ("Signatory") constitutes and appoints Graeme Harold Rankine Musker, Glenn M. Engelmann and Ann V. Booth-Barbarin (with full power to each to act alone) as Signatory's true and lawful attorney-in-fact and agent for Signatory and in Signatory's name, place and stead, in any and all capacities, the following powers:

     (1) To file one or more Registration Statements under the Securities Act of 1933 with the United States Securities and Exchange Commission ("SEC") on form S-8, or any successor form, for the following plans:

               AstraZeneca Savings & Security Plan
               AstraZeneca Savings & Security Plan for Puerto Rico
               Employees

     (2) To sign such Registration Statements and any or all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the SEC granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marcus Wallenberg                      December 9, 2002
-------------------------------------      ------------------------------------
Signature of Marcus Wallenberg             Date

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the signatory hereof ("Signatory") constitutes and appoints Graeme Harold Rankine Musker, Glenn M. Engelmann and Ann V. Booth-Barbarin (with full power to each to act alone) as Signatory's true and lawful attorney-in-fact and agent for Signatory and in Signatory's name, place and stead, in any and all capacities, the following powers:

     (1) To file one or more Registration Statements under the Securities Act of 1933 with the United States Securities and Exchange Commission ("SEC") on form S-8, or any successor form, for the following plans:

               AstraZeneca Savings & Security Plan
               AstraZeneca Savings & Security Plan for Puerto Rico
               Employees

     (2) To sign such Registration Statements and any or all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the SEC granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Jane Ellen Henney                      December 12, 2002
---------------------------------------    ------------------------------------
Signature of Jane Ellen Henney             Date

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the signatory hereof ("Signatory") constitutes and appoints Graeme Harold Rankine Musker, Glenn M. Engelmann and Ann V. Booth-Barbarin (with full power to each to act alone) as Signatory's true and lawful attorney-in-fact and agent for Signatory and in Signatory's name, place and stead, in any and all capacities, the following powers:

     (1) To file one or more Registration Statements under the Securities Act of 1933 with the United States Securities and Exchange Commission ("SEC") on form S-8, or any successor form, for the following plans:

               AstraZeneca Savings & Security Plan
               AstraZeneca Savings & Security Plan for Puerto Rico
               Employees

     (2) To sign such Registration Statements and any or all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and other documents in connection therewith with the SEC granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John Buchanan                                December 9, 2002
--------------------------------------------     ------------------------------
Signature of John Gordon St. Clair Buchanan      Date